UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2020

ETF Managers Group Commodity Trust I

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36851	36-4793446
(Commission File Number)	(IRS Employer Identification No.)

30 Maple Street - Suite 2 Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-6477

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note: The Current Report on Form 8-K relating to the Items described below was originally filed on June 1, 2020. This Current Report on Form 8-K/A (this “Current Report”) is being filed to add disclosure necessary to comply with the Securities and Exchange Commission (the “SEC”) Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions from Specified Provisions of the Exchange Act and Certain Rules Thereunder, SEC Release No. 34-88318, dated March 4, 2020, as modified by SEC Release No. 34-88465, dated March 25, 2020 (the “Order”).

ETF Managers Group Commodity Trust I (the “Trust”) is relying on the relief provided by the Order in connection with its filing of its Current Report on Form 8-K including the audited financial statements of ETF Managers Capital, LLC, the commodity pool operator (the “Sponsor”) of the Trust.

The delay in filing was due to difficulties experienced by the Sponsor and the Sponsor’s auditors as a result of the COVID-19 pandemic, impacting the Trust’s ability to file the Current Report by April 30, 2020. The principal offices of the Sponsor and the Sponsor’s auditors are located in New Jersey, which has been significantly impacted by the COVID-19 outbreak. The precautionary responses have caused limited access to the Sponsor’s facilities and disrupted the normal interactions among the Sponsor’s accounting personnel and other staff and with the Sponsor’s auditors.

Item 8.01. Other Events.

Attached as Exhibit 99.1 to this Current Report and incorporated herein by reference are the audited (i) Statement of Financial Condition of the Sponsor, the commodity pool operator the Trust, as of December 31, 2019 and 2018, (ii) Statement of Operations and Comprehensive Income for the years ended December 31, 2019 and 2018, (iii) Statement of Changes in Member’s Capital for the years ended December 31, 2019 and 2018, and (iv) Statement of Cash Flows for the years ended December 31, 2019 and 2018, and the related notes to such financial statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Audited Financial Statements of ETF Managers Capital LLC as of and for the years ended December 31, 2019 and 2018 and the notes related thereto. (Filed herewith.)

99.2	Consent of Independent Auditor. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETF Managers Group Commodity Trust I

By:	/s/ John A. Flanagan
Name:	John A. Flanagan
Title:	ETF Managers Capital LLC, sponsor of
ETF Managers Commodity Trust I
Chief Financial Officer

Dated: June 4, 2020